UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2021

VALLON PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40034	82-4369909
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 N. 18th Street, Suite 300, Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

(267) 207-3606
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	VLON	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On May 13, 2021, Vallon Pharmaceuticals, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2021, and provided a business update. A copy of this press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The information in this report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying Exhibit 99.1 shall not be deemed incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof regardless of any general incorporation language in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 10, 2021, Leanne M. Kelly was appointed to serve as the Chief Financial Officer and principal financial and accounting officer of the Company. In connection with Ms. Kelly’s appointment as principal financial and accounting officer, David Baker, who previously served as principal executive, financial and accounting officer, resigned as principal financial and accounting officer, but will continue to serve as the principal executive officer of the Company.

Prior to joining the Company, Ms. Kelly served as the Controller and Executive Director, Global Financial Reporting at OptiNose, Inc. (NASDAQ: OPTN), a $50M revenue specialty pharmaceutical company, from September 2016 to May 2021. From February 2016 to September 2016, she served as a senior manager at Genova Group, a financial advisory and support consulting firm. From September 2013 to January 2016, she served as Senior Vice President of Finance of Flower Orthopedics Corporation, a private medical device company. She has also served as controller of Iroko Pharmaceuticals, LLC, and Senior Vice President, Chief Financial Officer and Secretary of Genaera Corporation. Ms. Kelly began her career as an auditor with KPMG LLP. While serving in those roles, Ms. Kelly's work included multi-million dollar financings, M&A diligence and support. She also has experience in financial oversight, internal and external financial reporting, forecasting, and financial analysis, as well as investor and public relations.

In connection with Ms. Kelly’s appointment, the Company entered into an employment agreement with Ms. Kelly (the “Kelly Agreement”). The Kelly Agreement provides for an initial base annual salary of $275,000 and a target bonus opportunity equal to 35% of her base salary.

The Kelly Agreement also provides for a stock option grant covering 100,000 common shares of the Company (the “Stock Option”). The Stock Option shall have an exercise price per share equal to the fair market value of a share of the Company’s common stock on the date of grant and shall vest in installments and become exercisable as follows: (i) 70% of the shares underlying the Stock Option shall vest as follows: (x) 17,500 option shares on the first anniversary of her start date, and (y) the remaining 52,500 option shares in equal installments on a quarterly basis for the next three years, in each case subject to continued employment, and (ii) 30% of the shares underlying the Stock Option shall vest as follows: (x) 15,000 option shares on the date the Company submits a New Drug Application (“NDA”) filing for ADAIR with the U.S. Food & Drug Administration, and (y) 15,000 option shares on the date when the U.S. Food & Drug Administration approves the NDA, provided that she is employed by the Company at the time the applicable performance objective is achieved.

The Kelly Agreement provides that if she is terminated by the Company other than for cause, or she resigns for good reason, in either case not in connection with a change in control, she will receive:

•	continued base salary for a period of 9 months, plus a pro-rated bonus for the year of termination, based on actual performance results for the entire year, and provided she was employed for at least six months during that year; and

•	if she elects to continue receiving group health insurance coverage pursuant to COBRA, subsidized premiums for COBRA continuation coverage for a period of 9 months (or such earlier date that she obtains alternative coverage), such that she will continue to pay the premium cost for active employees who receive the same type of coverage during that period.

If she is terminated by the Company other than for cause, or she resigns for good reason, in either case within the one-year period commencing on a change in control, she will receive:

•	continued base salary for a period of 12 months, plus a lump sum payment equal to 100% of her target bonus, without proration, for the fiscal year of termination;

•	if she elects to continue receiving group health insurance coverage pursuant to COBRA, subsidized premiums for COBRA continuation coverage for a period of 12 months (or such earlier date that she obtains alternative coverage), such that she will continue to pay the premium cost for active employees who receive the same type of coverage during that period; and

•	accelerated vesting of all outstanding stock-based awards held by the executive as of the date of termination, with any performance awards deemed satisfied at the “target” performance level, and any stock options remaining outstanding for their full term.

In exchange for the severance benefits described above, Ms. Kelly must comply with certain confidentiality, non-competition and non-solicitation provisions, return all company property, and sign a release of claims in favor of the Company.

The Company expects to include the Kelly Agreement as an exhibit to a future periodic report, to be filed with the U.S. Securities and Exchange Commission. The foregoing description does not constitute a complete summary of the terms of the Kelly Agreement and is qualified in its entirety by reference to the full text of the Kelly Agreement. All capitalized terms used but not defined herein have the meanings set forth in the Kelly Agreement.

On May 11, 2021, the Company issued a press release announcing Ms. Kelly’s appointment as Chief Financial Officer, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release, dated May 13, 2021.
99.2	Press Release, dated May 11, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2021	VALLON PHARMACEUTICALS, INC.

	By:	/s/ David Baker
David Baker
President and Chief Executive Officer